                      INTEGRATED HEALTH TECHNOLOGIES, INC.

                                                                November 1, 2001

To Our Stockholders:

     On behalf of the Board of Directors, it is our pleasure to invite you to attend the 2001 Annual Meeting of Stockholders of Integrated Health Technologies, Inc. (the "Company"), which will be held at 9:00 a.m. local time, on November 21, 2001 at the Company's Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205.

     At the Annual Meeting, you will be asked to vote on proposals:

     1.   To elect two class II Directors for a three (3) year term;

     2.   To adopt the Integrated  Health  Technologies,  Inc. 2001 Stock Option
          Plan;

     3. To ratify the appointment of independent auditors of the Company for the 2001 fiscal year; and

     4.   To act upon such  other  business  as may  properly  come  before  the
          Meeting:

     It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly. If you later decide to attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

                                       Sincerely,


                                       Seymour Flug
                                       President and
                                       Chief Executive Officer

                      INTEGRATED HEALTH TECHNOLOGIES, INC.
                                  201 Route 22
                           Hillside, New Jersey 07205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 21, 2001

                             TO THE STOCKHOLDERS OF
                      INTEGRATED HEALTH TECHNOLOGIES, INC.:

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Meeting") of Integrated Health Technologies, Inc., a Delaware corporation ("IHT"), will be held on November 21, 2001, at 9:00 a.m., local time, at the Company's Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205, for the purpose of considering and acting upon the following:

     1. The election of two Directors to IHT's Board of Directors to serve a three-year term as Class II Directors;

     2. A proposal to adopt the Integrated Health Technologies, Inc. 2001 Stock Option Plan;

     3. Ratification of the appointment of Amper, Politziner & Mattia, P.A. as IHT's independent accountants for the fiscal year ending June 30, 2002; and

     4. The transaction of such other business as may properly come before the Meeting or any adjournment thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSALS NO. 1, NO. 2, AND NO. 3 TO BE PRESENTED TO IHT STOCKHOLDERS AT THE ANNUAL MEETING.

                                       By order of the Board of Directors.


                                       Eleanor DiMartino
                                       Secretary

Hillside, New Jersey
November 1, 2001

     It is important that your shares be represented at this meeting in order that a quorum may be assured. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED AND TO DO SO IN ADEQUATE TIME FOR YOUR DIRECTIONS TO BE RECEIVED AND TABULATED PRIOR TO THE SCHEDULED MEETING.

                      INTEGRATED HEALTH TECHNOLOGIES, INC.
                                  201 Route 22
                           Hillside, New Jersey 07205

                                 PROXY STATEMENT
                       2001 ANNUAL MEETING OF STOCKHOLDERS

                         To be held on November 21, 2001

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Integrated Health Technologies, Inc., ("IHT" or the "Company"), a Delaware corporation, to be voted at the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205 on November 21, 2001, at 9:00 a.m. local time, or at any postponement or adjournment thereof. This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy are first being mailed to stockholders on or about November 1, 2001.

     Only holders of record of the Company's common stock, par value $.002 per share ("Common Stock"), at the close of business on October 24, 2001 (the "Record Date"), are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on such date and entitled to vote was 6,228,720. Holders of Common Stock are entitled to one vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held.

     At the Annual Meeting, stockholders will be asked to consider and vote upon
(1) the election of two directors to IHT's Board of Directors, each to serve a term of three (3) years as Class II Directors, (2) a proposal to adopt the Integrated Health Technologies, Inc. 2001 Stock Option Plan (the "Option Plan"), and (3) the ratification of the appointment of Amper, Politziner, & Mattia, P.A., as IHT's independent auditors for the fiscal year ending June 30, 2002 (the "Independent Auditors Proposal"). At the Annual Meeting, stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting.

                          QUORUM AND VOTE REQUIREMENTS

     The presence, in person or by proxy, of holders of record of a majority of the shares of Common Stock issued and outstanding and entitled to vote is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Directors are elected by a plurality of votes cast. Approval of the proposal to adopt the Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy, and entitled to vote at the Annual Meeting. The Independent Auditors Proposal and all other matters to properly come before the Annual Meeting will be determined by the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and shares for which duly executed proxies have been received but with respect to which holders of shares have abstained from voting will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions and broker non-votes have no impact on the election of directors except to reduce the number of votes for the nominees. With respect to all other proposals, broker non-votes are not counted as votes and, therefore, will not be included in vote totals and abstentions will have the effect of a negative vote against such other proposals.

                           SOLICITATION AND REVOCATION

     PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD OF DIRECTORS.

     All Common Stock represented by properly executed proxies which are returned and not revoked prior to the time of the Annual Meeting will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, it will be voted (1) FOR the election of the directors named below as Class II Directors; (2) FOR the proposal to adopt the Option Plan; and (3) FOR the Independent Auditors Proposal, and in accordance with the proxy holder's discretion as to any other business raised at the Annual Meeting. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

     The Company will bear its own cost for the solicitation of proxies. Proxies will be solicited initially by mail. Further solicitation may be made by directors, officers, and employees of the Company personally, by telephone, or otherwise, but any such person will not be specifically compensated for such services. The Company also intends to make, through banks, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Stock. Upon request, the Company will reimburse brokers, dealers, banks and similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of Common Stock which such persons hold of record.

                      PROPOSAL NO. 1-ELECTION OF DIRECTORS

     At the Annual Meeting, the stockholders will consider and vote upon the election of Ms. Christina Kay and Mr. Robert Canarick as Class II Directors, to serve for a term of three (3) years or until their successors are elected and qualified.

     Unless a shareholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted FOR the election of the two nominees, unless the proxy contains contrary instructions. The Board of Directors knows of no reason why any of its nominees will be unable or will refuse to accept election. If any nominee becomes unable or refuses to accept election, the Board of Directors will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

     The following table sets forth certain information with respect to the members of IHT'S Board of Directors during the fiscal year ended June 30, 2001, including the two incumbent Class II Directors, Ms. Kay and Mr. Canarick.

     The Class II Directors shall be elected by a plurality of votes cast.


                                                                       Age      Class of       Director
                                                                       ---      Directors       Since
                                                                                ---------      --------
E. Gerald Kay                                                          65       Class I        1980
   Served as Chairman of the Board and President
   of the Company, and its predecessor since 1980,
   and was president until May 1999.

Riva Kay Sheppard                                                      34       Class I        1991
   Served as Vice President and director of the Company
   since May 1991. Mrs. Sheppard is the daughter of E. Gerald
   Kay and the sister of Christina Kay.

Christina Kay                                                          31       Class II       1994
   Served as Vice President and director of the Company
   since December 1994. Ms. Kay is the daughter of
   Gerald Kay and the sister of Riva Kay Sheppard.

Robert Canarick                                                        51       Class II       1994
   Served as a director of the Company since December
   1994. From January 1998 until August of 2001 he has
   served as general  counsel of NIA
   Group, LLC, an all lines independent Insurance agency.
   From August 2001 he has served as President of Links
   Insurance Services, LLC.

Kevin Kilcullen                                                        41       Class III      2000
   Served as a director of the Company since March 20, 2000.
   Mr. Kilcullen is a partner with  Stern Greenberg &
   Kilcullen, a local law firm

Seymour Flug                                                           66       Class III      2000
   Served as President of the Company since May 1999.
   Prior to 1999, he was Chairman of the Board of Diners
   Club International.

Dean DeSantis                                                          38       Class III      2000
   Since 1998, Mr. DeSantis has been the President of Rali Inc., a property development company in Southern Florida. Prior to
   1998 he was the COO of Rexall Sundown, Inc and served
   as a director of the Company until July of 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of October 1, 2001, the beneficial ownership of Common Stock of the Company by each executive officer and director, all executive officers and directors as a group, and each person known to the Company to own beneficially of five percent (5%) or more of the outstanding shares of the Company.

                            Shares
Officers, Directors and     Beneficially         Percent of Shares
Principal Stockholders      Owned (1)            Beneficially Owned
-----------------------     ------------         ------------------
E. Gerald Kay               4,304,046 (2)(5)          57.9%
Seymour Flug                  450,000 (3)              6.7%
Riva Kay Sheppard           1,019,467 (4)(6)          15.3%
Christina Kay               1,019,467 (4)(6)          15.3%
Eric Friedman                 416,666 (4)              6.3%
Robert Canarick                75,000 (7)               .1%
Kevin Kilcullen                50,000 (8)               *
Dean DeSantis                  25,000 (9)               *

All directors and
executive officers
as a group (8 persons)      7,359,646 (10)            75.3%

------------------
*    Less than 1%

(1) Unless otherwise indicated by footnote, the named persons have sole voting and investment power with respect to the share of Common Stock beneficially owned.

(2)  Includes 1,210,606 shares subject to presently exercisable stock options.

(3)  Includes 450,000 shares subject to presently exercisable stock options.

(4)  Includes 416,666 shares subject to presently exercisable stock options.

(5) Shares dispositive power with Christina Kay with respect to 152,661 shares and Riva Kay Sheppard with respect to 152,661 shares.

(6)  Shares dispositive power with E. Gerald Kay with respect to 152,661 shares.

(7)  Includes 75,000 shares subject to presently exercisable stock options.

(8)  Includes 50,000 shares subject to presently exercisable stock options.

(9)  Includes 25,000 shares subject to presently exercisable stock options.

(10) Includes 1,960,604 shares subject to presently exercisable stock options.

                                    DIRECTORS

     The Board of Directors held three meetings during the fiscal year ended June 30, 2001. All directors attended at least 75% of the meetings of the Board and the committees on which he or she served.

     No compensation was paid to any director for his or her services to the Board of Directors or any committee. The only standing committee of the Board of Directors is the Audit Committee, whose members are Messrs. Canarick and Kilcullen. The Audit Committee periodically consults with the Company's management and independent public accountants of financial matters, including the Company's internal financial controls and procedures. The Audit Committee met once in Fiscal 2001, and all members attended the meeting. Mr. Canarick and Mr. Kilcullen serve on the Audit Committee.

                               EXECUTIVE OFFICERS

     The following individual is an executive officer of the Company but is not a Director or Nominee for Director:

     Eric Friedman, age 53, has been the Chief Financial Officer and Treasurer of the Company since June 1996. From June 1978 through May 1996, he was a partner in Shachat and Simson, a certified public accounting firm that audited the Company's financial statements from June 1976 until June 1995. Mr. Friedman was a director of Wire One Technologies, Inc., a publicly traded video conferencing and communications company until his resignation in June of 2001.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on a review of Forms 3,4 and 5 submitted to the Company during and with respect to Fiscal 2001, all statements of beneficial ownership required to be filed with the Securities and Exchange Commission (the "Commission") were timely filed.

                             EXECUTIVE COMPENSATION

     The following table shows, for the fiscal years ended June 30, 2001, 2000, 1999, certain compensation information as to the Chief Executive Officer and each executive officer of the Company who served as an executive officer during the fiscal year ended June 30, 2001, and whose salary and bonus exceeded $100,000 in 2001 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                      Long Term
                              Annual Compensation     Compensation
                              -------------------     ------------

                                                      Securities
                                                      Underlying
Name and                                                   Stock      All Other
Principal Position           Year   Salary    Bonus      Options   Compensation
------------------           ----   -------   -----      -------   ------------
E. Gerald Kay (3)            2001   110,000      --      300,000   20,862(1)(2)
Chairman of the Board        2000    74,685      --      750,000   32,155(1)(2)
                             1999   250,000      --       60,606    9,545   (2)

Seymour Flug                 2001    73,480      --      200,000       --   (5)
President and Chief          2000   113,038      --      250,000       --   (5)
Executive Officer            1999     7,682      --           --    1,408   (4)

Eric Friedman                2001   181,923      --      100,000    2,450(2)(5)
Chief Financial Officer      2000   215,000   3,305      150,000    2,636(2)(5)
And Vice President           1999   215,000   4,139       66,666    3,429(2)(5)

Riva Kay Sheppard            2001   100,000      --      100,000    6,100(2)(5)
Vice President               2000   100,000   3,846      150,000    5,274(2)(5)

(1) Includes the Company's portion of premiums amounting to $13,512 and $24,245 during the fiscal years ended June 30, 2001 and 2000 respectively on a split dollar life insurance arrangement on Mr. Kay's life. The Company also provides Mr. Kay with the use of a Company car.

(2) The disclosed amount includes the Company's matching contributions under the Company's 401-K plan.

(3) Mr. Kay resigned his position as President and Chief Executive Officer in May 1999.

(4) Includes an automobile allowance of $ 1,408 in fiscal 1999.

(5) The Company also provides the individuals with the use of a Company car.

                              Employment Agreements

     Effective July 1, 1999 the Company entered into employment agreements with Eric Friedman, Vice President and Riva Kay Sheppard, Vice President of the Company. The employment agreements, which expire June 30, 2002 provide for such executives to receive annual base salaries as follows: Eric Friedman $215,000 for the fiscal years ending June 30, 2001 and 2002 and Ms. Sheppard $100,000 for the fiscal years ending June 30, 2001 and 2002.

     The employment agreements provide that the Company and the employees shall negotiate an increase in such employees' salary for each succeeding contract year and upon failure of the parties to agree on such increase, the employees' base salary shall be increased by a percentage equal to the percentage increase in the consumer price index for all urban consumers, North Eastern area, for the preceding calendar year. Each of these employees has agreed to devote his full time and best efforts to fulfill their duties and responsibilities to the Company. Each of them will be entitled to participate in employee benefit plans and to receive stock options under the Company's Option Plan on the basis commensurate with their salary and the amount of stock options granted to other management employees.

     The Company has the right to terminate the employment agreements for cause as defined in the employment agreements and the Company also has the right to terminate an employee without cause, upon not less than thirty (30) days' prior written notice, provided that the employee shall be entitled to the full compensation due for the remainder of the employment term. The employee may terminate the agreement at any time upon thirty (30) days prior written notice. In such event the employee shall only be entitled to the compensation due through the date of termination. Such employees have also agreed not to disclose any confidential information of the Company during the term of employment thereafter. These employees have agreed not to compete with the Company during the term of employment and for a period of one (1) year after the date of termination of employment with the Company in the event that such employment is terminated for cause or the employee voluntarily leaves prior to the end of the employment term.

                                  OPTION GRANTS
                   DURING THE FISCAL YEAR ENDED JUNE 30, 2001

     The following table sets forth individual grants of stock options by IHT pursuant to the Chem International, Inc. Stock Option Plan to the Named Executive Officers during the fiscal year ended June 30, 2001.

                                          % of Total
                                          Granted to
                   Securities Options     Employees in     Exercise      Expiration
Name               Granted (#)(1)         Fiscal Year      Price (2)     Date
--------------     ------------------     ------------     ---------     -----------------
E. Gerald Kay      179,520                15.4%               .83        December 19, 2010
E. Gerald Kay      120,480                10.3%               .83        December 19, 2005
Seymour Flug       200,000                17.1%               .75        December 19, 2010
Eric Friedman      100,000                 8.6%               .75        December 19, 2010
Riva Sheppard      100,000                 8.6%               .75        December 19, 2010

(1) The date of grant for these options was December 19, 2000, which become exercisable on December 19, 2001.

(2) The exercise price of the options is equal to the fair market value of shares of Common Stock of the Company on the date of grant of the options except for the 300,000 of stock options granted to Mr. Kay which is equal to 110% of the fair market value on the date of grant.

AGGREGATED OPTIONS EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTIONS VALUES

     The following tables sets forth information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held at the end of the fiscal year ended June 30, 2001 based on the last sale price of a share of Common Stock on June 29, 2001 of $.25.

                                                               NUMBER OF SECURITIES
                                                               UNDERLYING               VALUE OF UNEXERCISED
                                                               UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS
                                                               AT FISCAL YEAR END       AT FISCAL YEAR END ($)
                   ACQUIRED ON EXERCISE     VALUE REALIZED     (#) EXERCISABLE /        EXERCISABLE /
NAME                       (#)                   ($)           UNEXERCISABLE            UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------
E. Gerald Kay              --                     --           910,606 / 300,000                0/0
Seymour Flug               --                     --           250,000 / 200,000                0/0
Eric Friedman              --                     --           316,666 / 100,000                0/0
Riva Sheppard              --                     --           316,666 / 100,000                0/0

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

     The Company leased manufacturing and office facilities from Morristown Holding, Inc. (formerly Gerob Realty Partnership) whose owners are E. Gerald Kay, Riva Kay Sheppard and Christina Kay (stockholders and directors of the Company). The lease, which expired on December 31, 2000, provided for an annual rental of $60,000 plus payment of all real estate taxes. On August 30, 2000 the Company acquired the manufacturing facilities from Morristown Holding, Inc. The Company issued 1,050,420 shares of its common stock in exchange for the property.

     Other warehouse and office facilities are leased from Vitamin Realty Associates, L.L.C., a limited liability company, which is 90% owned by E. Gerald Kay, Riva Kay Sheppard and Christina Kay (all stockholders and directors of the Company) and 10% owned by Eric Friedman, the Company's Chief Financial Officer. The lease was effective on January 10, 1997 and provides for minimum annual rentals of $346,000 through January 10, 2002, plus increases in real estate taxes and building operating expenses. At its option, the Company has the right to renew the lease for an additional five year period. On April 28, 2000 the lease was amended reducing the square footage and extending the lease to May 31, 2015.

                PROPOSAL NO. 2 ADOPTION OF THE INTEGRATED HEALTH
                      TECHNOLOGIES, INC. STOCK OPTION PLAN

Summary of the Option Plan

     On October 1, 2001, our Board of Directors approved, and now recommends to the stockholders a proposal to adopt, the Integrated Health Technologies, Inc. 2001 Stock Option Plan (the "Option Plan"). Set forth below is a summary of the principal terms of the Option Plan as proposed for adoption by the shareholders. The complete text of the Option Plan is included as Appendix B. The summary set forth below is not intended to be a complete description of the Option Plan and the summary is qualified in its entirety by the actual text of the Option Plan to which reference is made.

     The Option Plan will not be effective unless and until stockholder approval is obtained.

Description of the Option Plan

     Our Board of Directors believes that stock options are an important incentive for attracting, retaining and motivating employees and officers through the opportunity of equity participation. It is the Board of Directors' view that stock options uniquely focus the attention of our officers and employees on our goal of increasing shareholder value, since the options only provide a reward to participants when the stock price of the Company increases. Our Board of Directors further believes that stock option grants have been a key element in the growth of IHT. This section summarizes the Option Plan and the Board of Directors' reasons for approving the Option Plan.

     An aggregate of 2,000,000 shares of Common Stock of the Company is available for the issuance of options under the Option Plan. The Option Plan provides that, in the event that any outstanding options expire or are terminated or forfeited, our Board of Directors may re-grant the shares underlying the expired, terminated or forfeited options pursuant to a new option. By allowing the re-granting of these shares, our Board of Directors will not be restricted in its granting of options, and therefore, our Board of Directors will have the flexibility necessary to properly administer the Option Plan. The Option Plan was adopted by our Board of Directors on October 1, 2001. The Option Plan provides for the granting of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code, non-qualified stock options and restricted stock to employees, officers, directors, and consultants of the Company.

     Our Board of Directors approved the Option Plan to provide for the granting of either "incentive stock options" or "non-qualified stock options". The Option Plan does not pose a limit or restriction on the number of shares, which our Board of Directors may grant as either incentive or non-qualified stock options. Under present law, however, incentive stock options may only be granted to employees. The granting of incentive stock options allows the Company to reward key employees for their contribution to the growth of the Company and to the appreciation in stockholder value. In not restricting the number of available shares for either incentive or non-qualified stock options, our Board of Directors will have greater flexibility in determining the type of options that may be granted.

     Our Board of Directors approved the Option Plan to also provide for the granting of restricted stock to eligible participants in addition to, or in lieu of, stock options. The Board of Directors believes that it is prudent to have the flexibility to grant a variety of stock-based awards to eligible grantees, in order to accomplish our goal of giving the necessary incentive to our employees, officers, directors and consultants.

     Under the Option Plan, our Board of Directors has the authority to determine when options will vest and when options may be exercised, subject to applicable law. This provides our Board of Directors the flexibility necessary to determine the terms and conditions of options that are to be granted. By giving the Board of Directors the discretion to decide the vesting and exercise periods, our Board of Directors may tailor option grants to individual grantees, taking into account the performance of the Company and the particular contributions made by the grantee.

     Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. We may grant options at an exercise price less than, equal to or greater than the fair market value of our Common Stock on the date of grant. Under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code may not be granted at an exercise price less than the fair market value of the common stock on the date of grant or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company. The Option

Plan permits our Board of Directors to determine how optionees may pay the exercise price of their options, including by cash or check, or in connection with a "cashless exercise" through a broker, by surrender to the Company of shares of Common Stock, by delivery to the Company of a promissory note, or by any combination of the permitted forms of payment.

     Our Board of Directors administers the Option Plan. Our Board of Directors has the authority to adopt, amend and repeal the rules, guidelines and practices of the Option Plan and to interpret its provisions. It may delegate authority under the Option Plan to one or more committees of the Board of Directors and, subject to certain limitations to a member of our Board of Directors or, to one or more of our executive officers. Subject to any applicable limitations contained in the Option Plan, our Board of Directors or any committee, member of the Board of Directors or executive officer to whom our Board of Directors delegates authority, as the case may be, selects the recipients of awards and determines:

o The number of shares of Common Stock covered by options and the dates upon which such options become exercisable;

o    The exercise price of options;

o    The duration of options; and

o The number of shares of Common Stock subject to any restricted stock or other stock-based awards and the terms and conditions of such awards, including the conditions for repurchase, issue price and repurchase price.

     The Option Plan will allow, consistent with current law, for the transfer of an option by a grantee to a Family Member (as that term is defined in the Option Plan). Our Board of Directors may provide in a grantee's stock option agreement that a transfer may be made to a Family Member, according to the terms of the Option Plan. By providing for the transfer to a Family Member, the Option Plan will allow a grantee more flexibility in the grantee's estate planning. Permitting transfers to Family Members will also allow IHT maximum flexibility in administering the Option Plan.

     In the event of a merger, consolidation, asset sale, liquidation or similar transaction resulting in a change of control of the Company, each outstanding option will immediately become fully exercisable with respect to the total number of shares subject to the option. However, an option would not so accelerate if the option is assumed or otherwise continued in full force by the successor entity, if the option is replaced with an option of the successor entity or a parent or subsidiary of the successor entity with appropriate adjustments as to the number and kinds of shares, or if the acceleration of the option is subject to other limitations imposed on the date of grant.

     No award may be granted under the Option Plan after the tenth (10th) anniversary of the effective date, but the vesting and effectiveness of awards previously granted may extend beyond that date. Our Board of Directors may at any time amend, suspend or terminate the Option Plan, except that no award granted after an amendment of the Option Plan, and designated as subject to
Section 162(m) of the Internal Revenue Code by our Board of Directors, shall become exercisable, realizable or vested, to the extent such amendment was required to grant such award, unless and until such amendment is approved by our stockholders.

Federal Income Tax Consequences

     The tax consequences of incentive stock options and non-qualified options are complex. Therefore, the description of tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. The tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     Incentive stock options granted pursuant to the Option Plan are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code. If an optionee makes no disposition of the shares acquired pursuant to exercise of an incentive stock option within one year after the transfer of shares to such optionee and within two years from grant of the option, such optionee will realize no taxable income as a result of the grant or exercise of such option; any gain or loss that is subsequently realized may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of such incentive stock options or the transfer of shares upon their exercise.

     If shares subject to incentive stock options are disposed of prior to the expiration of the above time periods (a "disqualifying disposition"), the optionee will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of market value of the shares on the date of exercise over the option price, or (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the Company satisfies certain federal income tax reporting requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

     Non-qualified options may also be granted under the Option Plan. An optionee who exercises a non-qualified option will recognize as taxable ordinary income, at the time of exercise, an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Such amount will ordinarily be deductible by the Company in the same year, provided that the Company satisfies certain federal income tax withholding requirements that may be applicable.

     The discussion above pertaining to a deduction for the Company is qualified by the application of Section 162(m) of the Code. Pursuant to Section 162(m), the maximum allowable deduction for compensation paid or accrued by the Company with respect to the chief executive officer of the Company or any of the four most highly compensated officers of the Company (other than the chief executive officer) is limited to $1 million per year. However, compensation is tax deductible with regard to such limitations if the compensation satisfies the performance-based requirements of the rules and regulations under Section 162(m). The Option Plan is intended to meet the requirements of Section 162(m).

Recommendation and Vote

     The adoption of the Option Plan will be submitted to stockholders for their approval at the Annual Meeting. The proposal to adopt the Option Plan must be approved by the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE OPTION PLAN.

                         PROPOSAL NO. 3 RATIFICATION OF
                     THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of IHT has appointed the firm of Amper, Politziner & Mattia, P.A., independent auditors, to audit the consolidated financial statements of Integrated Health Technologies, Inc. and its subsidiaries for the fiscal year ending June 30, 2002, subject to ratification by the IHT Stockholders.

     A member of Amper, Politziner & Mattia, P.A. is expected to be present at the Annual Meeting and to be provided with the opportunity to make a statement if such member desires to do so and to be available to respond to appropriate questions from shareholders.

Audit Fees

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, were $53,525, all of which are attributable to Amper, Politziner & Mattia, P.A.

Financial Information Systems Design and Implementation Fees

     Amper, Politziner & Mattia, P.A. did not render professional services relating to financial information systems design and implementation for the fiscal year ended June 30, 2001.

All Other Fees

     Amper, Politziner & Mattia, P.A. did not receive fees, other than fees for the services described under "Audit Fees", for the fiscal year ended June 30, 2001.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of the Company (the "Audit Committee") is composed of two (2) directors. The Board of Directors has adopted an Audit Committee Charter, which is attached as Appendix A to this Proxy Statement. Management is responsible for the Company's internal control and financial reporting process. The Company's independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with Management and the Company's independent public accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with Management and the Company's independent public accountants. The Audit Committee discussed with the independent public accountants matters required to be discussed by Statement of Auditing Standards Numbers 90 and 61 (communication with Audit Committees). The Company's independent public accountants also provided to the Audit Committee the written disclosures required by Independence Standard No. 1 (independence discussions with Audit Committee), and the Audit Committee discussed with the independent public accountants that firm's independence. The Audit Committee has also considered whether the independent auditors' provision of information technology and other non-audit services to the Company is compatible with the auditor's independence.

     Based  upon the  Audit  Committee's  discussions  with  Management  and the independent public accountants and the Audit Committee's review of the representation of Management and the report of the independent public accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2001 filed with the Securities and Exchange Commission.

     The foregoing has been approved by all members of the Audit Committee.

                                 Robert Canarick
                                 Kevin Kilcullen

Recommendation and Vote

Approval of the Independent Auditors Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE INDEPENDENT AUDITORS PROPOSAL.

                   DATE FOR SUBMISSION OF STOCKHOLDER PROPOSAL

     Stockholder proposals to be included in the Company's proxy statement with respect to the 2002 Annual Meeting of Stockholders must be received by the Company at its Executive Offices located at 201 Route 22, Hillside, New Jersey 07205 no later than July 5, 2002.

                             DISCRETIONARY AUTHORITY

A duly executed proxy given in connection with the Company's 2001 Annual Meeting of Stockholders will confer discretionary authority on the proxies named therein, or any of them, to vote at such meeting on any matter of which the Company does not have written notice on or before September 18, 2001, which is forty-five (45) days prior to the date on which the Company is first mailing its proxy materials for its 2001 Annual Meeting of Stockholders, without advice in the Company 2001 Proxy Statement as to the nature of such matter.

                          OTHER BUSINESS OF THE MEETING

     The Company is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, in as much as matters of which management of the Company is not now aware may come before the Annual Meeting or any adjournment, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their discretion with respect thereto.

                             ADDITIONAL INFORMATION

     COPIES OF THE  COMPANY'S  ANNUAL  REPORT ON FORM  10-KSB FOR THE YEAR ENDED
JUNE 30, 2001 MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER, INTEGRATED HEALTH TECHNOLOGIES, INC., 201 ROUTE 22, HILLSIDE, NEW JERSEY 07205.

                                          By order of the Board of Directors


                                          Seymour Flug
                                          President and Chief Executive Officer
November 3, 2001

                                                                      APPENDIX A

                      INTEGRATED HEALTH TECHNOLOGIES, INC.

                AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

     It is the objective of the Audit Committee of the Board of Directors of Integrated Health Technologies, Inc. (the "Company") to provide assistance to the corporate directors in fulfilling fiduciary responsibilities relating to internal controls, corporate accounting, auditing and financial reporting practices.

MEMBERS

     The Audit Committee of the Board of Directors shall consist of at least three directors who shall be elected annually by the Board of Directors. The members should be independent of senior management and the operating executives and free from any relationship that might in the opinion of the Board of Directors be considered a conflict of interest. One of the members shall be designated Chairman of the Audit Committee the Board of Directors.

RESPONSIBILITIES

The Audit Committee shall:

     o Recommend to the Board of Directors annually, the independent accountants to be selected by the Company as its independent auditors, subject to ratification by the Company's shareholders.

     o Review proposed fees and determine whether any other professional services provided by the independent auditors could adversely affect their independence.

     o Meet with the independent auditors and the Company's financial management to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and review the completed audit including any comments or recommendations of the independent auditors.

     o Evaluate with the Company's financial management and the independent accountants, together and separately, the adequacy and effectiveness of the Company's internal administrative, business process and accounting controls, and elicit any recommendations to correct any material weaknesses in such controls.

     o Ensure compliance with all applicable Independence Standards Board Standards and obtain from the Company's independent auditors of a formal written statement delineating all relationships between the auditors and the Company, and to obtain from the independent auditors any disclosures regarding any relationship or services which may impact the objectivity and independence of the independent auditors.

     o Review the proposed audit plan for the coming fiscal year and the coordination of such plan with the external auditors and ascertain, through discussion with the independent auditors, whether the scope and procedures of the plan are adequate to meet the objectives set forth in the Charter herewith presented.

     o The Audit Committee may investigate any matter within the scope of its duties or brought to its attention by the Board of Directors, with the power to retain outside counsel for this purpose, subject to prior approval of the Board of Directors. However, in no way is it intended that the Audit Committee shall alter the traditional roles and responsibilities of management and independent accounts with respect to internal administrative, business process and accounting controls and financial statement presentation

MEETINGS

     The Audit Committee shall meet at least once annually, and at such times as the Chairman of the Audit Committee may deem necessary. Minutes shall be kept at all meetings.

                                                                      APPENDIX B

                      INTEGRATED HEALTH TECHNOLOGIES, INC.

                             2001 STOCK OPTION PLAN

                                TABLE OF CONTENTS

                                                                                                    Page
1.    PURPOSE........................................................................................1
2.    DEFINITIONS....................................................................................1
3.    ADMINISTRATION OF THE PLAN.....................................................................4
      3.1      Board.................................................................................4
      3.2      Committee.............................................................................4
      3.3      Grants................................................................................4
      3.4      Deferral Arrangement..................................................................5
      3.5      No Liability..........................................................................5
4.    STOCK SUBJECT TO THE PLAN......................................................................5
5.    GRANT ELIGIBILITY..............................................................................6
      5.1      Employees and Other Service Providers.................................................6
      5.2      Successive Grants.....................................................................6
      5.3      Limitations on Incentive Stock Options................................................6
6.    AWARD AGREEMENT................................................................................6
7.    TERMS AND CONDITIONS OF OPTIONS................................................................7
      7.1      Option Price..........................................................................7
      7.2      Vesting and Option Period.............................................................7
      7.3      Term..................................................................................7
      7.4      Exercise of Options on Termination of Service.........................................7
      7.5      Limitations on Exercise of Option.....................................................8
      7.6      Exercise Procedure....................................................................8
      7.7      Right of Holders of Options...........................................................8
      7.8      Delivery of Stock Certificates........................................................8
8.    TRANSFERABILITY OF OPTIONS.....................................................................8
      8.1      Transferability of Options............................................................8
      8.2      Family................................................................................9
9.    RESTRICTED STOCK...............................................................................9
      9.1      Grant of Restricted Stock.............................................................9
      9.2      Restrictions..........................................................................9
      9.3      Restricted Stock Certificates.........................................................9
      9.4      Rights of Holders of Restricted Stock.................................................10
      9.5      Termination of Service................................................................10
      9.6      Purchase and Delivery of Stock........................................................10
10.   FORM OF PAYMENT................................................................................11
      10.1     General Rule..........................................................................11
      10.2     Surrender of Stock....................................................................11
      10.3     Cashless Exercise.....................................................................11
      10.4     Promissory Note.......................................................................11
11.   WITHHOLDING TAXES..............................................................................11
12.   PARACHUTE LIMITATIONS..........................................................................12
13.   REQUIREMENTS OF LAW............................................................................12
      13.1     General...............................................................................12
      13.2     Rule 16b-3............................................................................13
      13.3     Financial Report......................................................................13

14.   EFFECT OF CHANGES IN CAPITALIZATION............................................................13
      14.1     Changes in Stock......................................................................13
      14.2     Reorganization in Which the Company Is the Surviving Entity and in Which No Change
               of Control Occurs.....................................................................14
      14.3     Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control....14
      14.4     Adjustments...........................................................................15
      14.5     No Limitations on Company.............................................................15
15.   DURATION AND AMENDMENTS........................................................................15
      15.1     Term of the Plan......................................................................15
      15.2     Amendment and Termination of the Plan.................................................15
16.   GENERAL PROVISIONS.............................................................................15
      16.1     Disclaimer of Rights..................................................................15
      16.2     Nonexclusivity of the Plan............................................................16
      16.3     Captions..............................................................................16
      16.4     Other Award Agreement Provisions......................................................16
      16.5     Number and Gender.....................................................................16
      16.6     Severability..........................................................................16
      16.7     Pooling...............................................................................16
      16.8     Governing Law.........................................................................17

                      INTEGRATED HEALTH TECHNOLOGIES, INC.
                  (formerly known as Chem International, Inc.)

                                STOCK OPTION PLAN

     INTEGRATED HEALTH TECHNOLOGIES, INC. (formerly known as Chem International, Inc.), a Delaware corporation (the "Company"), sets forth herein the terms of its 2001 Stock Option Plan (the "Plan") as follows:

1.   PURPOSE

     The Plan is intended to enhance the Company's and its Affiliates' (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, directors, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options and restricted stock in accordance with the terms hereof. Stock options granted under the Plan may be nonqualified stock options or incentive stock options, as provided herein.

2.   DEFINITIONS

     For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

     2.1 "Affiliate" means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

     2.2 "Award Agreement" means the stock option agreement, restricted stock agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

     2.3 "Benefit Arrangement" shall have the meaning set forth in Section 15 hereof.

     2.4 "Board" means the Board of Directors of the Company.

     2.5 "Cause" means, as determined by the Board and unless otherwise provided in an applicable employment agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

     2.6 "Change of Control" means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders or Affiliates at the time the Plan is approved by the Company's shareholders) owning 50% or more of the combined voting power of all classes of stock of the Company.

     2.7 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

     2.8 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of one or more members of the Board.

     2.9 "Company" means Integrated Health Technologies, Inc.

     2.10 "Disability"  means the  Grantee  is unable  to  perform  each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     2.11 "Effective Date" means ___________, 2001, the date the Plan is approved by the Board.

     2.12 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     2.13 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc., or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

     2.14 "Family Member" means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests; provided, however, that to the extent required by applicable law, the term Family Member shall be limited to a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee or a trust or foundation for the exclusive benefit of any one or more of these persons.

     2.15 "Grant" means an award of an Option or Restricted Stock under the Plan.

     2.16 "Grant Date" means, as determined by the Board, the latest to occur of
(i) the date as of which the Board approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under Section 5 hereof, or (iii) such other date as may be specified by the Board.

     2.17 "Grantee" means a person who receives or holds an Option or Restricted Stock under the Plan.

     2.18 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

     2.19 "Nonqualified Stock Option" means a stock option that is not an Incentive Stock Option.

     2.20 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

     2.21 "Option Period" means the period during which Options may be exercised as set forth in Section 7 hereof.

     2.22 "Option Price" means the purchase price for each share of Stock subject to an Option.

     2.23 "Other Agreement" shall have the meaning set forth in Section 12 hereof.

     2.24 "Plan" means this Integrated Health Technologies, Inc. 2001 Stock Option Plan, as same may be amended, revised or terminated from time to time.

     2.25 "Purchase Price" means the purchase price for each share of Stock pursuant to a Grant of Restricted Stock.

     2.26 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

     2.27 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 9 hereof, that are subject to restrictions and to a risk of forfeiture.

     2.28 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

     2.29 "Service" means service as an employee, officer, director or other Service Provider of the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, director or other Service Provider of the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

     2.30 "Service Provider" means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser to the Company or an Affiliate.

     2.31 "Stock" means the common stock of the Company, having a par value of $.002 per share.

     2.32 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

     2.33 "Ten-Percent Stockholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

3.   ADMINISTRATION OF THE PLAN

3.1  Board.

     The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive. To the extent permitted by law, the Board may delegate its authority under the Plan to a member of the Board or an executive officer of the Company who is a member of the Board.

3.2  Committee.

     The Board from time to time may delegate to one or more Committees such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the applicable Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 3.1. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board or an executive officer of the Company who is a member of the Board.

3.3  Grants.

     Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

     (i)  designate Grantees,

     (ii) determine the type or types of Grants to be made to a Grantee,

     (iii) determine the number of shares of Stock to be subject to a Grant,

     (iv) establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

     (v)  prescribe the form of each Award Agreement evidencing a Grant, and

     (vi) amend, modify, or supplement the terms of any outstanding Grant.

     As a condition to any Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made. The Board shall have the right, in its discretion, to make Grants in substitution or exchange for any other grant under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an Affiliate thereof and is terminated "for cause" as defined in the applicable Award Agreement.

3.4  Deferral Arrangement.

     The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans.

3.5  No Liability.

     No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

4.   STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in Section 15 hereof and the limitation of the next paragraph relating to Restricted Stock, the number of shares of Stock available for issuance under the Plan shall be Two Million (2,000,000) shares. Stock issued or to be issued under the Plan shall be authorized but unissued shares or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

     Notwithstanding the preceding paragraph, of the Two Million (2,000,000) shares of Stock available for issuance under the Plan, no more than twenty percent (20%) of that amount shall be available for issuance as Restricted Stock.

5.   GRANT ELIGIBILITY

5.1  Employees and Other Service Providers.

     Grants (including Grants of Incentive Stock Options, subject to Section 5.3) may be made under the Plan to any employee, officer or director of, or other Service Provider providing, or who has provided, services to, the Company or any Affiliate. To the extent required by applicable state law, Grants within certain states may be limited to employees and officers or employees, officers and directors.

5.2  Successive Grants.

     An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

5.3  Limitations on Incentive Stock Options.

     An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award
Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

6.   AWARD AGREEMENT

     Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine, which specifies the number of shares subject to the Grant and provides for adjustment in accordance with Section 15. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Nonqualified Stock Options.

7.   TERMS AND CONDITIONS OF OPTIONS

7.1  Option Price.

     The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. In the case of an Incentive Stock Option the Option Price shall be the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten-Percent Stockholder, the Option Price of an Incentive Stock Option granted to such Grantee shall be not less than 110 % of the Fair Market Value of a share of Stock on the Grant Date. To the extent required by applicable law, in the case of a Nonqualified Stock Option, the Option Price shall be not less than 85% of the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten-Percent Stockholder, the Option Price shall be not less than 110% of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

7.2  Vesting and Option Period.

     Subject to Sections 7.3 and 14.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this
Section 7.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. To the extent required by applicable law, each Option shall become exercisable at least at the rate of twenty percent (20%) per year for each of the first five (5) years from the Grant Date based on continued Service. Subject to the preceding sentence, the Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of the Option in the event the Grantee's Service terminates on account of death, Disability or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee's Service,
(iii) immediate forfeiture of the Option in the event the Grantee's Service is terminated for Cause or (iv) unvested Options to be exercised subject to the Company's right of repurchase with respect to unvested shares of Stock.

7.3  Term.

     Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten-Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

7.4  Exercise of Options on Termination of Service.

     Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's
Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Grantee shall have the right to exercise the vested portion of any Option held at termination for a period of three (3) months next succeeding such termination of service with the Company for any reason (other than for Cause), and that the Grantee shall have the right to exercise the vested portion of any option Option for a period of twelve (12) months next succeeding the termination of service with the Company due to death or Disability.

7.5  Limitations on Exercise of Option.

     Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company, or after ten (10) years following the date upon which the Option is granted, or after the occurrence of an event referred to in
Section 14 hereof which results in termination of the Option.

7.6  Exercise Procedure.

     An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. The Option Price shall be payable in a form described in Section 10.

7.7  Right of Holders of Options.

     Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual.

7.8  Delivery of Stock Certificates.

     Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing such Grantee's ownership of the shares of Stock purchased upon such exercise of the Option.

8.   TRANSFERABILITY OF OPTIONS

8.1  Transferability of Options.

     Except as provided in Section 8.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in
Section 8.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.2  Family Transfers.

     If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option that is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless applicable law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, and shares of Stock acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.2 or by will or the laws of descent and distribution. The events of termination of Service under an Option shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in the Option, and the shares may be subject to repurchase by the Company or its assignee.

9.   RESTRICTED STOCK

9.1  Grant of Restricted Stock.

     The Board may from time to time grant Restricted Stock to persons eligible to receive Grants under Section 5 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

9.2  Restrictions.

     At the time a Grant of Restricted Stock is made, the Board shall establish a restriction period applicable to such Restricted Stock. Each Grant of Restricted Stock may be subject to a different restriction period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock is made, prescribe conditions that must be satisfied prior to the expiration of the restriction period, including the satisfaction of corporate or individual performance objectives or continued Service, in order that all or any portion of the Restricted Stock shall vest. To the extent required by applicable law, the vesting restrictions applicable to a Grant of Restricted Stock shall lapse no less rapidly than the rate of twenty percent (20%) per year for each of the first five (5) years from the Grant Date, based on continued Service.

     The Board also may, in its sole discretion, shorten or terminate the restriction period or waive any of the conditions applicable to all or a portion of the Restricted Stock. The Restricted Stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restriction period or prior to the satisfaction of any other conditions prescribed by the Board with respect to such Restricted Stock.

9.3  Restricted Stock Certificates.

     The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

9.4  Rights of Holders of Restricted Stock.

     Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

9.5  Termination of Service.

     Unless otherwise provided by the Board in the applicable Award Agreement, upon the termination of a Grantee's Service with the Company or an Affiliate, any shares of Restricted Stock held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock.

9.6  Purchase and Delivery of Stock.

     The Grantee shall be required to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 10 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate. To the extent required by applicable law, the Purchase Price of a share of Restricted Stock shall be not less than eight-five (85%) percent of the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that the Grantee is a Ten-Percent Stockholder, the Purchase Price shall be not less than one hundred (100%) percent of the Fair Market Value on the Grant date of a share of Stock.

     Upon the expiration or termination of the restriction period and the satisfaction of any other conditions prescribed by the Board, having properly paid the Purchase Price, the restrictions applicable to shares of Restricted Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

10.  FORM OF PAYMENT

10.1 General Rule.

     Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

10.2 Surrender of Stock.

     To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six (6) months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise.

10.3 Cashless Exercise.

     With respect to an Option only (and not with respect to Restricted Stock), to the extent the Award Agreement so provides and the shares of Stock have become publicly traded, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 11.

10.4 Promissory Note.

     To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part with a full recourse promissory note executed by the Grantee. The interest rate and other terms and conditions of such note shall be determined by the Board. The Board may require that the Grantee pledge the Stock subject to the Grant for the purpose of securing payment of the note. In no event shall stock certificate(s) representing the Stock be released to the Grantee until such note is paid in full.

11.  WITHHOLDING TAXES

     The Company or any Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or Affiliate, as the case may be, any amount that the Company or Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 11 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

12.  PARACHUTE LIMITATIONS

     Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Options or Restricted Stock held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

13.  REQUIREMENTS OF LAW

13.1 General.

     The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any right emanating from such Grant or the delivery of any shares of Restricted Stock, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

13.2 Rule 16b-3.

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

13.3 Financial Reports

     To the extent required by applicable law, not less often than annually the Company shall furnish to Grantees summary financial information including a balance sheet regarding the Company's financial conditions and results of operation, unless such Grantees have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

14.  EFFECT OF CHANGES IN CAPITALIZATION

14.1 Changes in Stock.

     Subject to the exception set forth in the last sentence of Section 14.4, if the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares of common stock of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number of shares for which Grants of Options and Restricted Stock may be made under the Plan shall be adjusted proportionately by the Company. In addition, the number of shares for which Grants are outstanding shall be adjusted proportionately so that the proportionate interest of the Grantee in common stock immediately following such event shall, to the extent practicable, be the same as the Grantee's interest in Stock immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

14.2 Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs.

     Subject to the exception set forth in the last sentence of Section 14.4, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities and in which no Change of Control occurs, any Grant theretofore made pursuant to the Plan shall pertain to and apply to the common stock shares to which a holder of the number of shares of Stock subject to such Grant would have been entitled immediately following such reorganization, merger, or consolidation, and in the case of Options, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

14.3 Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control.

     Subject to the  exceptions  set forth in the last  sentence of this Section
14.3 and the last sentence of Section 14.4, (i) upon the occurrence of a Change of Control, all outstanding shares of Restricted Stock shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock shall be deemed to have lapsed, immediately prior to the occurrence of such Change of Control, and (ii) either of the following two actions shall be taken: (A) fifteen (15) days prior to the scheduled consummation of a Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, or (B) the Board may elect, in its sole discretion, to cancel any outstanding Grants and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options, equal to the product of the number of shares of Stock subject to the Option (the "Option Shares") multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price applicable to such Option Shares. With respect to the Company's establishment of an exercise window, (i) any exercise of an Option during such 15-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders. This
Section 14.3 shall not apply to any Change of Control to the extent that provision is made in writing in connection with such Change of Control for the assumption or continuation of the Options and Restricted Stock theretofore granted, or for the substitution for such Options and Restricted Stock of new options and restricted stock covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided.

14.4 Adjustments.

     Adjustments under this Section 14.4 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board may provide in the Award Agreements at the time of Grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to a Grant in place of those described in Sections 14.1, 14.2 and 14.3.

14.5 No Limitations on Company.

     The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

15.  DURATION AND AMENDMENTS

15.1 Term of the Plan.

     The Effective Date of this Plan is the date of its adoption by the Board, subject to the approval of the Plan by the Company's stockholders. In the event that the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any Grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as next provided.

15.2 Amendment and Termination of the Plan.

     The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made. An amendment to the Plan shall be contingent on approval of the Company's stockholders only to the extent required by applicable law, regulations or rules. No Grants shall be made after the termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

16.  GENERAL PROVISIONS

16.1 Disclaimer of Rights

     No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

16.2 Nonexclusivity of the Plan

     Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

16.3 Captions

     The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

16.4 Other Award Agreement Provisions

     Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

16.5 Number and Gender

     With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

16.6 Severability

     If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.7 Pooling

     In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives a Grant under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

16.8 Governing Law

     The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Grants awarded hereunder to the substantive laws of any other jurisdiction.